Exhibit 99.1
Hillman Now Compliant with AMEX Listing Standards
     CINCINNATI, May 31, 2006 /PRNewswire-FirstCall/ — The Hillman Companies, Inc. (Amex: HLM_P) today announced it has received a letter from the American Stock Exchange (“AMEX”) dated May 25, 2006 advising The Hillman Companies, Inc. has resolved the continued listing deficiency referenced in the AMEX letters dated August 23, 2005 and December 2, 2005. On May 11, 2005 the Company filed its Form 10-Q for the quarter ended September 30, 2005 and is now current with all of the filing requirements of the Securities and Exchange Commission.
     For more information on the Company, please visit our website at http://hillmangroup.com or call Investor Relations at (513) 851-4900, ext. 2084.